DELAWARE POOLED TRUST

The Emerging Markets Portfolio
The Global Fixed Income Portfolio
The International Fixed Income Portfolio
The Labor Select International Equity Portfolio

(each a "Portfolio")

Supplement to the Portfolios' Prospectus
dated February 28, 2006

Delaware Management Company and the Portfolios have received an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") to operate under a manager of managers structure. The following replaces the information in the section entitled "Management of the Fund - Certain management considerations - Manager of managers structure" on page 73 of the Portfolios' Prospectus.

At a shareholder meeting held on March 23, 2005 (or as adjourned), the Portfolios' shareholders approved a "manager of managers" structure that would permit Delaware Management Company, the Portfolios' investment advisor, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements with respect to the Portfolios, subject to Board approval but without shareholder approval (the "Manager of Managers Structure").

Delaware Management Company and the Portfolios requested an exemptive order from the SEC permitting the implementation of the Manager of Managers Structure, and the SEC has granted such an exemptive order. While Delaware Management Company does not currently expect to use the Manager of Managers Structure with respect to the Portfolios, Delaware Management Company may, in the future, recommend to the Portfolios' Board of Trustees the establishment of the Manager of Managers Structure.

The Manager of Managers Structure will likely enable the Portfolios to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit overall investment management fees paid by a Portfolio to be increased without shareholder approval or change Delaware Management Company's responsibilities to a Portfolio. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Please keep this Supplement for future reference.

This Supplement is dated November 28, 2006